EXHIBIT 10.13

                              STANDARD OFFICE LEASE
                                Village Galleria
                                ----------------


         Landlord leases to Tenant and Tenant rents from Landlord the Premises described below upon the following terms and conditions:

                            1.  BASIC LEASE PROVISIONS


Date     March 20, 2003
         --------------

1.0      Landlord:    R. T. Nahas Company, a California corporation
                      ----------------------------------------------------------
         Tenant:      Service 1st Bank, a California corporation
                      ----------------------------------------------------------
         Trade Name:  Service 1st Bank
                      ----------------------------------------------------------
2.0      Premises:    3533 Jamison Way, Castro Valley, CA 94546
                      ----------------------------------------------------------
         Dimensions of Premises:  20' x 42'  Approximate Area: 840 sq. ft.
                                  ---------                    ----------------
3.0      Use of Premises:  For use as a banking and financial services business, general office purpose and related uses and for no other purpose without express written consent from Landlord
                           -----------------------------------------------------
4.0      Lease Term:  Twenty Four (24) Full Months
                      ----------------------------------------------------------
         Commencement Date:  April 1, 2003    Termination Date: March 31, 2005
                             ---------------                    ----------------
5.0      Monthly Rental Charges:

         5.1      Gross Rent:  $1,260.00
                               -------------------------------------------------
         5.2      Consumer Price Index Adjustment Dates:  Annually
                                                          ----------------------
         5.3      Base Date:   April 2003
                               -------------------------------------------------
6.0      Security Deposit:  $1,260.00
                            ----------------------------------------------------
7.0      Utilities:   Tenant pays from own meter
                      ----------------------------------------------------------
8.0      General Liability Insurance (combined single limit):  $500,000
                                                               -----------------
         Exhibits Incorporated into Lease:    "A"  Premises
                                              "B"  Commencement and Termination
                                              [Omitted by client]
                                              "D"  Arbitration

         Addresses for Notices:

         TO LANDLORD:  20630 Patio Drive, Castro Valley, CA 94546 (510) 881-8777
                       ---------------------------------------------------------
         TO TENANT:    60 W. Tenth Street, Tracy, CA 95376
                       ---------------------------------------------------------

         Each reference in this Lease to any of the Basic Lease Provisions shall be construed to include the provisions of the applicable Sections of this Lease where said Basic Lease Provisions are more fully set forth.

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2.       Premises.
         --------

         2.1 Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, those certain premises (the "Premises") described in Section 2.0 and outlined in red on Exhibit A, attached hereto and incorporated herein.

         2.2 The net rentable area of the Premises shall be determined in accordance with the standards applied to full floor users by the Building Owner's and Managers Association International.

         2.3 This Lease is subject to and conditioned upon all of the terms, covenants and conditions set forth herein, and Tenant covenants as a material part of the consideration for this Lease and as a condition hereof to keep and perform each and all of said terms, covenants and conditions.

3.       Use of Premises.
         ---------------

         3.1 The Premises shall be used and occupied for the purpose set forth in Section 3.0 and for no other purposes without the prior written consent of the Landlord. Any unauthorized or illegal uses shall constitute a breach of this Lease. Tenant shall not use the Premises or allow the Premises to be used so as to create waste or constitute a nuisance, or disturb other tenants located in the Building.

         3.2 Except as otherwise provided in this Lease, Tenant hereby accepts the Premises in their condition existing as of the Lease Commencement Date or the date that Tenant takes possession of the Premises and any easements, covenants or restrictions of record, and accepts this Lease subject hereto and to all matters disclosed thereby and by any exhibits attached hereto. Tenant acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, and that neither Landlord nor Landlord's agents has made any representation or warranty as to the present or future suitability of the Premises or common areas for the conduct of Tenant's business.

4.       Lease Term.
         ----------

         4.1 The Term of this Lease shall be as specified in Section 4.0 of the Basic Lease Provisions, subject to adjustment by Exhibit B.

         4.2 Commencement Date. If the premises shall be under construction or major remodeling when this Lease is executed, Tenant's rental obligation shall commence on the Commencement Date set forth in Section 4.0 or 30 days after notification to Tenant that Landlord's construction is complete, or when Tenant occupies the Premises, whichever first occurs. The term of this Lease shall be adjusted to reflect any change in the Commencement Date from that set forth above.

         4.3 If Landlord is unable for any reason to deliver possession of the premises to Tenant on the Lease commencement date, this Lease shall not be void or voidable for a period of 120 days. Landlord shall not be liable to Tenant for any loss or damage resulting from any delay, but all rent due shall abate until Landlord delivers possession of the premises for a period of time equal to the delay. If Landlord is unable to deliver possession of the premises within the above limits, this Lease may be cancelled by Landlord or Tenant by written notice to the other prior to the date possession is delivered to Tenant. If so cancelled, the Landlord shall refund any security deposit and advance rent paid by Tenant, but neither party shall have any further liability to the other arising out of or related to this Lease.

         4.4 If Tenant occupies the Premises prior to said Commencement Date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not change the termination date, and Tenant shall pay rent for such occupancy on a pro-rata basis. Early access by Tenant for purposes of installing its fixtures, telecommunications system and other equipment shall not constitute occupancy by Tenant.

         4.5 Uncertain Commencement. In the event Commencement of the Lease term is defined as the completion of the improvements, Tenant and Landlord shall execute Exhibit "B" establishing the date of Delivery of possession or the actual taking of possession by Tenant, whichever occurs first, as the Commencement Date.

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         4.6      The Termination Date as established in Section 4.0 is the last day of Tenant's possession of the Premises. Unless this Lease has been extended by mutual agreement of the Landlord and Tenant, Tenant must have performed all Tenant obligations, both legal and monetary, and have terminated his possession of the Premises and delivered the key to Landlord by 12:00 midnight on this date.

5.       Rent.
         ----

         5.1 Tenant shall pay to the Landlord, for each full calendar month of the Lease term, rent in amounts stated in the BASIC LEASE PROVISIONS, Section 5.0, and as may be adjusted throughout the Lease term. Such payments shall be payable in advance on the first day of each calendar month and shall be delinquent on the fifth of that month. Payments shall be made without any deduction or offset. Rent for partial months shall be prorated. Rent shall be payable in lawful money of the United States to Landlord at the address stated herein or to such other persons or at such other places as Landlord may designate in writing.

         5.2 Tenant agrees that on each anniversary of the Lease commencement date (determined pursuant to Section 4 of this Lease) the monthly GROSS RENT shall be adjusted upward for the following Lease year by the same proportion of change in the CONSUMER PRICE INDEX, all items, published by the US DEPARTMENT OF LABOR, BUREAU OF LABOR STATISTICS, comparing the anniversary month with the same month of the prior year. In the event said Index is changed or discontinued, the most early comparable official price index of the United States Government shall be used for computing the foregoing adjustment to base rent, after converting the existing Index as of the base rate to the new index.

6.       Security Deposits
         -----------------

         Upon the execution of this Lease, there shall be due and owing from Tenant to Landlord a security deposit in the amount set forth in
         Section 1.6 which shall secure the performance of Tenant's obligation hereunder. Tenant shall not have the right to apply the security deposit or any portion thereof in payment of the last month's rent or any other obligations of this Lease. If Tenant is not in default under any of the terms and conditions of this Lease and leaves the premises in a clean and serviceable condition, Tenant shall be entitled to a refund of any portion of said security deposit remaining, after deduction by Landlord of sums due it by Tenant. Such refund shall be sent to Tenant within two weeks following termination of its tenancy.

7.       Utilities
         ---------

         Tenant shall pay for all utilities and materials and services which may be furnished to or used in or about the leased premises during the term of this lease.

         If Landlord shall elect to furnish any utility services to the Premises, Tenant shall reimburse Landlord for the costs of such services so long as the rates charged by Landlord do not exceed those which Tenant would be required to pay if such services were furnished directly by a public utility. Landlord shall not be liable for any failure or interruption of any utility service being furnished to the Premises, and no such failure or interruption shall entitle the Tenant to terminate this Lease. A failure of Landlord to bill Tenant for utilities shall not constitute a waiver of Landlord's right to collect these utility charges, or otherwise release Tenant from its obligation to pay them.

8.       Insurance.
         ---------

         8.1 Tenant shall maintain, during the Lease Term, property damage, public liability insurance as set forth in Section 8.0 of the BASIC LEASE PROVISIONS. In addition to the above, Tenant shall have plate glass insurance sufficient for the replacement of the plate glass at the Premises together with other ancillary charges related to damaged plate glass. Said policies shall name Landlord as Additional Insured with the proper endorsement attached and containing all applicable insuring provisions, and shall provide that Landlord will receive at least thirty (30) days' written notice prior to the cancellation of any such policy. Tenant shall maintain "All Risk" fire insurance covering the insurable value of its stock and trade, furniture, fixtures and any leasehold improvements. The Tenant shall furnish the Landlord with certificates of insurance prior to undertaking occupancy and prior to any renewal date of each policy during the term of the Lease. Landlord shall procure and maintain in full force and effect during the Lease term one or more policies of insurance causing the building in which the Premises is situated to be insured at not less than the coverage afforded by a standard fire and extended coverage insurance policy (broad form, extended risk coverage) for the full replacement cost of the building, and commercial general liability insurance in an amount not less than $2,000,000 combined single limit. At

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                  Tenant's request, Landlord shall provide Tenant with a copies of such policies and/or certificates evidencing the same.

         8.2 Tenant shall not permit any activities to be conducted in the Premises, which would cause suspension, cancellation or increase in premium for any insurance policies carried by Landlord.

         8.3      Subrogation.
                  -----------

                  Landlord and Tenant hereby waive any right that each may have against the other on account of any loss or damage arising in any manner which is covered by policies of insurance for fire and extended coverage, theft, public liability, workers' compensation or other insurance now or hereafter existing during the term hereof. The parties each agree to have their respective insurance companies waive any right of subrogation that such companies may have against Landlord or Tenant, as the case may be.

         8.4 Tenant shall at its own cost and expense defend, indemnify and hold Landlord harmless from any and all loss, expense, liability and claims arising in whole or in part from any act, omission or negligence of the Tenant or its contractors, licensees, agents, customers or employees or arising from any accident, injury or damage whatsoever caused to any person or property occurring in, on, or about the premises, adjoining sidewalks and any loading dock used predominantly by Tenant and including all costs, expenses and attorney's fees in connection with such loss.

9.       Parking.
         -------

         The Parking areas, or designated portions thereof, may be for the use of the Tenants of the Building and, to the extent designated by Landlord, the employees, agents, customers and invitees of said Tenants. All parking rights shall be subject to the rules, regulations, charges, rates, validation and identification systems set forth by Landlord from time to time.

10.      Alterations and Improvements.
         ----------------------------

         Tenant shall not create any openings in the roof or exterior walls, nor make any structural alterations, additions or improvements to the premises without the prior written consent of the Landlord. All alterations, installations, additions and improvements, including fixtures and improvements, whether temporary or permanent in character, made in, to or on the premises, with or without Landlord's permission, except unattached, movable trade fixtures and office furniture shall immediately, upon the installation thereof, become and be the property of Landlord and shall remain upon and be surrendered with the premises, except that Landlord shall notify Tenant in writing thirty (30) days prior to the termination of this Lease whether Landlord desires to have the premises, or any part thereof, restored to the condition that they were in prior to the making of such additions, alterations, installations and improvements, and if Landlord shall so desire, then Tenant shall forthwith restore said premises or such part or parts thereof and repair any damage caused by Tenant, if necessary, to restore said premises to their original condition, excepting only normal wear and tear, entirely at its own expense. Tenant shall have the right to erect or install shelves, bins and other trade fixtures provided that Tenant complies with all applicable governmental laws, and such may be removed at the termination of this Lease so long as Tenant shall, prior to the termination of this Lease, repair any damage caused by such removal.

         Any alterations, improvements, additions or utility installations in or about the Premises that Tenant shall desire to make shall be presented to Landlord in written form, with detailed plans. If Landlord shall give its consent to Tenant's making such alteration, improvement, addition or utility installation, the consent shall be deemed conditioned upon Tenant acquiring a permit to do so from the applicable governmental agencies, furnishing a copy thereof to Landlord prior to the commencement of the work, and compliance by Tenant with all conditions of said permit in a prompt and expeditious manner.

         Should Landlord permit Tenant to make its own alterations, improvements, additions or utility installations, Tenant shall use only such contractor as has been expressly approved by Landlord and Landlord may require Tenant to provide Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half the estimated cost of such improvement, to insure Landlord against any liability for mechanic's and materialmen's liens and to ensure completion of the work.

         Landlord reserves the right to install new or additional utility facilities throughout the Premises, including such utilities as plumbing, electrical systems, communication systems, and fire protection and burglar alarm, so long as such installations do not unreasonably interfere with Tenant's use of the Premises.

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1l.      Maintenance of Common Area and Premises
         ---------------------------------------

         11.1 The term "Common Area" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Shopping Center that are provided and designated by the Landlord from time to time for the general non-exclusive use of Landlord, Tenant and of other tenants of the Shopping Center and their respective employees, suppliers, shippers, customers and invitees including, but not limited to, common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, escalators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, ramps, driveways, landscaped areas and decorative walls.

         11.2 Landlord shall manage, police, insure, repair and maintain all parking areas, sidewalks, landscaping and lighting facilities within the Common Area in a manner which shall be at the sole discretion of Landlord. Landlord shall have the right to adopt rules and regulations from time to time with respect to use of parking or other common areas and Tenant agrees to abide by these rules and regulations. The cost to Landlord for maintaining Common Area is included in their gross rent in
                  Section 5.1. Landlord shall repair and maintain to the extent not covered by insurance maintained by Landlord the structural portions of the Building in which the Premises are situated, including the exterior walls, underflooring and roof, rough plumbing, heating, air conditioning and electrical systems installed or furnished by Landlord, unless such maintenance and repair become necessary in whole or in part due to the act, neglect, fault or omission of any duty by the Tenant, its employees, agents, customers or invitees, or due to damage caused by a breaking and entering, in which case, Tenant shall pay to Landlord the reasonable cost of such maintenance and repair. Landlord shall not be liable for any failure to make any repair or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice for the need for such repair or maintenance is given to Landlord by Tenant.

         11.3 Tenant shall, at its own expense, maintain the Premises in good condition and repair during the entire term hereof, including finish plumbing, electrical windows, doors, exterior store signage, interior fixtures, lighting and the interior of the Premises in general. Tenant shall not (a) install any interior lighting or decorations, or do any painting, or build any fences, or make any changes to the store front, show windows or shadow boxes without obtaining Landlord's prior written consent, which consent shall not be unreasonably withheld; (b) erect or install any exterior or interior window or door signs or advertising media, window or door lettering, or placards not previously approved by Landlord; (c) keep or display personal property on, or otherwise obstruct, the Common Areas; (d) solicit business or distribute handbills or other advertising matter in the Common Areas; or (e) use any loud speakers, phonographs or radio broadcasts that can be heard outside the Premises; and any such objectionable advertising, noise, display or other media shall be immediately removed or terminated upon request of the Landlord.

12.      Services and Utilities.
         ----------------------

         12.1 Tenant shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security services, over standard office usage for the Office Building. Landlord shall require Tenant to reimburse Landlord for any excess expenses or costs that may arise out of a breach of this subparagraph by Tenant. Landlord may, in its sole discretion, install at Tenant's expense, supplemental equipment and/or separate metering applicable to Tenant's excess usage or loading.

13.      Landlord's Right of Entry.
         -------------------------

         Landlord and its authorized agents shall have the right to enter the leased Premises during normal working hours for the purpose of inspecting the general conditions and state of repair of the Premises, making repairs required of Landlord or showing the Premises to any prospective purchaser or Tenant.

         Tenant agrees to permit the Landlord at any time within 60 days prior to the expiration of this Lease to place upon or in the windows of said Premises the usual or ordinary "To Let" or "To Lease" signs.

         Except in the case of an emergency, Landlord shall give Tenant not less than twenty-four (24) hours notice prior to entering the Premises. In case of an emergency, Landlord shall use reasonable efforts to notify Tenant prior to entering the Premises. Landlord may show the Premises to prospective tenants only during the last six (6) months of the Term or during any period that Tenant is in default. Landlord shall observe Tenant's reasonable security measures and acknowledges that Landlord

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         may not be permitted access to certain portions of the Premises without being escorted by Tenant. Landlord shall use reasonable efforts to minimize any interference with the conduct of Tenant's business in the Premises. Landlord shall reimburse Tenant, within ten (10) days after demand, for any damage to Tenant's equipment, furniture, trade fixtures or other property in the Premises caused by activities of Landlord, its employees, agents, contractors or invitees, in or about the Premises.

14.      Assignment and Subletting.
         -------------------------

         Tenant shall not assign this lease or any right hereunder nor sublet the premises, nor permit any concessionaire to operate the premises without the prior written consent of the Landlord, which consent shall not be unreasonably withheld. No consent to an assignment or sublease or permitting any concessionaire to operate in the premises shall constitute a waiver of this paragraph. In the event of an assignment or sublease, the Tenant shall remain fully obligated under this Lease.

15.      Default and Remedies.
         --------------------

         15.1 Tenant shall be in default under this Lease on the occurrence of any of the following events:

                  (a) Tenant abandons or vacates the Premises for a period of ten (10) or more consecutive days during which the building is otherwise open;

                  (b) Tenant fails to pay the rent or any other sums required to be paid hereunder where such failure continues for three (3) or more days after Tenant is given written notice of the delinquency;

                  (c) Tenant's failure to observe and perform any other provision of this Lease to be observed or performed by Tenant where, if such failure is susceptible of being cured, such failure continues for fifteen (15) or more days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of the failure is such that the same cannot reasonably be cured within such fifteen (15) day period, Tenant shall not be deemed to be in default unless Tenant fails to commence to cure within such fifteen (15) day period and thereafter diligently prosecute the same to completion;

                  (d) Tenant makes any general assignment or general arrangement for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days after filing); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within sixty
                           (60) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within sixty (60) days.

         15.2 Any amount due from Tenant to Landlord hereunder which is not paid when due shall bear interest at the rate of 18% per annum or 1 1/2% per month (assessed on any fraction thereof) from the date due until the date paid, said interest to start on the 5th day following date due. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

16.      Landlord Defense and Payment of Attorney's Fees.
         -----------------------------------------------

         (a) If the Landlord is involuntarily made a party defendant to any litigation concerning this Lease, the demised premises, the premises of which the demised premises form a part, or the tenancy hereby created, Tenant shall provide for Landlord's defense and hold Landlord harmless for any award or settlement arising from said litigation.

         (b) In the event that either Landlord or Tenant should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease or for any other relief against the other arising out of this Lease, then all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party therein shall be paid by the other party which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

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17.      Subordination.
         -------------

         Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to: (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the land upon which the Building is situated, or both, and (b) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which said Building, land, ground leases or underlying leases or Landlord's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord, at the option of such successor in interest. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. Tenant hereby irrevocably appoints Landlord as attorney-in-fact of Tenant to execute, deliver and record any such documents in the name and on behalf of Tenant, provided, however, that the termination of any such underlying lease or the foreclosure (whether by trustee's sale, judicial proceeding or deed-in-lieu thereof) of such lien which is hereafter executed shall not terminate Tenant's right to quiet possession of the Premises under this Lease so long as Tenant is not then n default of any of its obligations under this Lease.

18.      Estoppel Certificates.
         ---------------------

         Within ten (10) days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord a settlement certifying: (a) the date of commencement of this Lease; (b) the fact that this Lease is unmodified and in full force and effect (or if there have been modifications hereto, that this Lease is in full force and effect, as modified, and stating the date and nature of such modifications; (c) the date to which the rent and other sums payable under this Lease have been paid; (d) the fact that there are not current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement, and (e) such other matters concerning this Lease requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this paragraph may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or any interest therein.

19.      Destruction of Premises.
         -----------------------

         If the building in which the leased premises are situated shall be damaged or destroyed by fire or other casualty prior to one year before the expiration of this Lease, and provided that the Landlord, in his sole discretion, determines that repairs can reasonably be made within 90 days, the Landlord shall forthwith repair the premises and the building and the Tenant shall be entitled to a proportionate reduction of base rent during the period from the date the damage occurred until possession of the Premises is restored to Tenant with all repairs completed based upon the extent to which the damage and the making of the repairs shall interfere with the business of the Tenant. If the Landlord determines that such repairs cannot reasonably be made within 90 days, or if said damage occurs within one year of the termination of this lease, the Landlord may at its option make the repairs within a reasonable time, this Lease continuing in full force and effect but with a proportionate reduction in Base Rent based on the extent of interference with the Tenant's business, but if the Landlord does not elect to make such repairs or such repairs cannot be made, this Lease may be terminated at the option of either party.

20.      Condemnation.
         ------------

         If the entire premises, or so much thereof as to make the balance not reasonably adequate for the conduct of the Tenant's business, shall be taken under the power of eminent domain, this Lease shall automatically terminate as of the date on which the condemning authority takes possession.

21.      Other General Provisions.
         ------------------------

         21.1     Compliance with law.
                  -------------------

                  Tenant shall not do anything or suffer anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or other governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated. At its sole cost and expense, Tenant shall promptly comply with all said governmental measures and also with the requirement of any board of fire underwriters or

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

                  other similar body now or hereafter constituted to deal with the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's alterations, additions or improvements of Tenant's acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any judicial action, regardless of whether Landlord is a part thereto, that Tenant has violated any of the said governmental measures or requirements shall be conclusive of that fact as between Landlord and Tenant.

         21.2     Notices.
                  -------

                  Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified or registered mail, and shall be deemed sufficiently given if delivered or addressed to Tenant or to Landlord at the address noted. Mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight hours following deposit in the mail, postage prepaid, whichever first occurs. Either party may by notice to the other specify a different address for notice purposes except that, upon Tenant's taking possession of the Premises, the Premises shall constitute Tenant's address for notice purposes. A copy of all notices required or permitted to be given to Landlord hereunder shall be concurrently transmitted to such party or parties at such addresses as Landlord may from time to time hereafter designate notice to Tenant.

         21.3     Holding Over.
                  ------------

                  If Tenant, with Landlord's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Tenant, except that the rent payable shall be one hundred twenty-five percent (125%) of the rent payable immediately preceding the termination date of the Lease, and all options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

         21.4     Severability.
                  ------------

                  The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

         21.5     Auctions.
                  --------

                  Tenant shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises of the Common Areas without first having obtained Landlord's prior written consent. Notwithstanding anything to the contrary in the Lease, Landlord shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent. The holding of any auction on the Premises or Common Areas in violation of this paragraph shall constitute a material default of this Lease.

         21.6     Signs.
                  -----

                  Tenant shall not place any sign upon the Premises or the Office Building without Landlord's prior written consent. Under no circumstances shall Tenant place a sign on any roof of the Office Building.

         21.7     Consents.
                  --------

                  Except for paragraphs 22.5 (Auctions) and 22.6 (Signs) hereof, wherever in this Lease the consent of one party is required to an act of the other party, such consent shall not be unreasonably withheld or delayed.

         21.8     Security Measures.
                  -----------------

                  Tenant hereby acknowledges that Landlord shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Office Building. Tenant assumes all responsibility for the protection of Tenant, its employees, agents and invitees and the property of Tenant and of Tenant's agents and invitees and employees from acts of third parties.

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

         21.9     Conflict.
                  --------

                  Any conflict between the printed provisions, Exhibits or Addenda of the Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

         21.10    Multiple Parties.
                  ----------------

                  If more than one person or entity is named as either Landlord or Tenant herein, except as otherwise expressly provided herein, the obligations of the Landlord or Tenant herein shall be the joint and several responsibility of all persons or entities named herein as such Landlord or Tenant, respectively.

         21.11    Liens.
                  -----

                  Tenant shall not permit any mechanics', materialmen's or other liens to be filed against the real property of which the Premises form a part or against the Tenant's leasehold interest in the Premises. The Landlord shall have the right at all reasonable times to post and keep posted on the Premises any notices that it deems necessary for protection from such liens. If any such liens are filed, Landlord may, without waiving its rights and remedies based on such breach by Tenant and without releasing Tenant from any obligations, cause such liens to be released by any means it shall deem proper, including payment in satisfaction of the claim giving rise to such lien. Tenant shall pay to Landlord at once, without notice or demand, any sum paid by Landlord to remove such liens, together with interest at the rate of ten percent (10%) per annum from the date of payment by Landlord.

         21.12    Successors and Assigns.
                  ----------------------

                  This Lease and all of the covenants and conditions herein contained shall be binding upon and shall inure to the benefit of the heirs, executors, administrators, assigns and other successors in interest (to the extent permitted under this Lease) of each of the parties.

         21.13    Captions.
                  --------

                  The title or captions in this Lease are for reference purposes only and have no effect upon the construction or interpretation of any part hereof. The use herein of the singular includes the plural and vice versa, and the use herein of the neuter gender includes the masculine and the feminine and vice versa, whenever and wherever the context so requires.

         21.14    Authority.
                  ---------

                  If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the by-laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

         21.15    Time.
                  ----

                  Time is of the essence in the performance of all obligations under this Lease.

         21.16    Entire Agreement.
                  ----------------

                  This Lease sets forth the entire understanding between Landlord and Tenant with respect to all matters referred to herein, and the provisions hereof may not be changed or modified except by an instrument in writing signed by both Landlord and Tenant. Tenant acknowledges that, in executing and delivering this Lease, it is not relying on any verbal or written understanding, promise or representation outside the scope of this Lease and not described or referred to herein.

         21.17    Effectiveness.
                  -------------

                  Delivery of this Lease, duly executed by Tenant, constitutes an offer to lease the Premises as herein set forth, and under no circumstances shall such delivery be deemed to create an option or reservation to lease the Premises for the benefit

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

                  of Tenant. This Lease shall become effective and binding only upon execution hereof by Landlord and delivery of a signed copy to Tenant.

         21.18    Brokers.
                  -------

                  Tenant warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of the Lease excepting only______________________________________
                  ______________________________________________________________
                  And that it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Tenant agrees to indemnify Landlord and hold Landlord harmless from and against any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorney's fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of Tenant's dealings with any real estate broker or agent other than that specified herein.


22.      Hours of Operation.
         ------------------

         Tenant shall not be obligated to occupy the Premises on Saturdays, Sundays or any day this is recognized as a holiday for federal or state chartered banks. Tenant shall not be required to be open to the public except during the hours, on Tenant's business days, as Tenant shall prescribed for the conduct of its business. Tenant shall have access to the Premises and parking areas 24 hours per day, seven days per week.

23.      Telecommunications.
         ------------------

         Tenant shall have the right to use, without charge: all raceways, conduit, risers, pull-boxes, cabling, cross-connect panels, points of entry, and associated fixtures, improvements and equipment to access Tenant's telecommunications providers.

24.      Quiet Possession.
         ----------------

         So long as Tenant observes and performs all of the covenants, conditions and agreements of this Lease on its part to be observed and performed, including the payment of rent and all other sums due hereunder, Tenant shall peaceably and quietly hold and enjoy the Premises against Landlord and all persons claiming by, through or under Landlord, for the term herein described.


IN WITNESS WHEREOF, this Lease has been executed as of the date set forth at the beginning hereof.


LANDLORD                                    TENANT   Service 1st Bank

By   /s/ RANDALL E. NAHAS                   By  /s/ JOHN O. BROOKS
    ------------------------------              --------------------------------
Its  President                              Its  Chairman / CEO
    ------------------------------              --------------------------------

By                                          By
    ------------------------------              --------------------------------
Its                                         Its
    ------------------------------

Date:  4/1/03                               Date:  3/27/03
     -----------------------------               -------------------------------

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

                                [GRAPHIC OMITTED]

                                 CASTRO VILLAGE
                                 SHOPPING CENTER


                                Demised Premises
                            Approximately 840 sq. ft.

                                    EXHIBIT D
                                    ---------


                    RIGHT TO ARBITRATION OF SPECIFIED ISSUES


         Landlord and Tenant desire to avoid litigation concerning certain specified disputes or controversies arising out of this Lease and to avoid the costs, time and inconvenience incident thereto. The parties agree that disputes or controversies concerning maintenance of common areas, shopping center rules, Merchants' Association actions or procedures, tenants' use of premises, tenants' maintenance and decor of premises, distribution of condemnation awards, consents to lease assignment, and parking regulations and any other disputes or controversies as may be mutually agreed by the Landlord and Tenant shall be submitted to arbitration. Either party may demand such arbitration in writing within 30 days after the dispute or controversy arises, which demand shall include the name of the arbitrator appointed by the party demanding arbitration together with a statement of the matter in controversy. Within 15 days after such demand, the other party shall name its arbitrator or, in the default thereof, the controversy shall be arbitrated by the arbitrator first named. The two arbitrators so selected shall name a third arbitrator within 15 days after the designation of the two selected arbitrators. All arbitrators designated by the parties, and by the two initial designated arbitrators, shall be members of the Southern Alameda County Board of Realtors.

         The arbitration hearing shall be conducted by the third arbitrator within 15 days' notice to the parties. The arbitrator shall not be obligated to follow the laws of evidence of the State of California in receiving evidence.

         The arbitration award shall be rendered within 15 days of the date of arbitration. The award shall be final and binding on all parties to the proceeding and, upon application of either party, a judgment on such award may be entered by either party in the State court having jurisdiction.

         Neither party shall have the right to arbitrate disputes involving payment or nonpayment of rent, or calculation thereof, or representations alleged to be made in connection with the execution of this lease agreement, or the alteration, recision or other modification of this agreement or any matters which could be litigated in an unlawful detainer proceeding.


LANDLORD                                    TENANT

/s/ RANDALL E. NAHAS                        /s/ JOHN O. BROOKS CEO
------------------------------              ------------------------------------
                                            Service 1st Bank
                                            ------------------------------------

                                    RIDER #1
                                    --------


OPTION TO RENEW
---------------

Lessor grants to Lessee Five (5) one (1) year options to renew this Lease, exercisable by Lessee giving Lessor ninety (90) days prior written notice to Lessor of Lessee's intention to renew, providing Tenant is in good standing with the R. T. Nahas Company and has not been in violation of any of the terms of said Lease during the previous Lease Period. The rent for each option period shall be determined by the Consumer Price Index.


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